UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 4, 2013
Date of Report (Date of earliest event reported)

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239
(Address of Principal Executive Offices)

(775) 688-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2013, the Board of Directors of AMERCO (the “Board”) approved amendments and a restatement to the articles of incorporation of AMERCO (the “Restated Articles”), subject to approval by AMERCO’s stockholders.  As disclosed on the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 3, 2013, on August 29, 2013, the Restated Articles were approved by AMERCO’s stockholders in connection with AMERCO’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”).  The Restated Articles reflect the following revisions: (i) eliminating AMERCO’s staggered (or “classified”) Board and providing for a one-year term for each member of the Board; (ii) adding a mandatory director, officer and agent indemnification provision requiring indemnification by AMERCO to the fullest extent permitted by law, so that the Restated Articles are consistent with AMERCO’s Bylaws; (iii) eliminating any specific terms or conditions of any preferred stock or serial common stock, but continuing to authorize serial common stock and preferred stock; (iv) updating and revising the conflict of interest and interested transaction provision to reflect current Nevada law requirements and (v) correcting typographical errors and to make certain non-substantive, stylistic changes as reflected in the redline of the Restated Articles attached to the Annual Meeting Proxy Statement on Schedule 14A filed on July 17, 2013 with the  SEC (the “Proxy Statement”).  The foregoing description is qualified in its entirety by the description of such amendments set forth in the Proxy Statement, the entire redlined Restated Articles which were attached with the Proxy Statement, and the Restated Articles attached hereto at Exhibit 3.1.

On June 5, 2013, the Board also approved certain amendments and a restatement to AMERCO’s Bylaws (the “Restated Bylaws”), effective as of September 4, 2013, to ensure, among other things, that the Bylaw provisions (consistent with the Restated Articles) eliminated AMERCO’s staggered Board and provide for a one-year term for each member of the Board.  In addition, the Restated Bylaws contain certain other changes to correct typographical errors and to make certain non-substantive or stylistic changes. The foregoing description is qualified in its entirety by the entire Restated Bylaws which are attached hereto at Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Restated Articles of Incorporation of AMERCO
3.2	Restated Bylaws of AMERCO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO

/s/ Jason A. Berg

Jason A. Berg,

Principal Financial Officer and

Chief Accounting Officer

Dated: September 5, 2013

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Articles of Incorporation of AMERCO
3.2	Restated Bylaws of AMERCO